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                                                                    EXHIBIT 10.8


SUMMARY OF BOARD FEES


                                                                                        Effective
                                                                                      June 1, 2005
            --------------------------------------------------------------------------------------
            CASH COMPENSATION
            BOARD MEETINGS
            Annual Retainer Fee                                                          $8,000
            Meeting Fee (attended in person)                                             $1,000
            Meeting Fee (attended by telephone)                                           $400

            COMMITTEE COMPENSATION
            AUDIT
            Chairman Retainer                                                            $4,000
            Chairman Meeting Fee (A)                                                    $400 (B)
            Committee Member Meeting Fee (A)                                              $400
            COMPENSATION
            Chairman Retainer                                                            $2,000
            Chairman Meeting Fee (A)                                                      $400
            Committee Member Meeting Fee (A)                                              $400

            EQUITY COMPENSATION (C)                                                      limited


(A) If meeting is not held substantially simultaneously with a board, or another committee, meeting.

(B) To include formal conference calls with accountants/management regarding SEC filings.

(C) Currently, directors are eligible for participation in the 1999 Option Plan, which participation was proposed in 1999 in lieu of an increase in cash fees in that year. Each option vests one third annually, on the anniversary date of the grant, and expires ten years after the grant. Under the proposed 2005 Stock Incentive Plan, if adopted by shareholders, awards of options or restricted stock to non-employee directors would be available but limited as provided in the 2005 Plan.




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